                                                                 EXHIBIT (d)(ii)

                           FORM OF AMENDED SCHEDULE A
                         TO THE INVESTMENT ADVISORY AND
                            ADMINISTRATION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                                                          Effective Date
----                                                                          --------------
Schwab International Index Fund                                               July 21, 1993

Schwab Small-Cap Index Fund                                                   October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset           September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset         September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset     September 25, 1995
Director-Conservative Growth Fund)

Schwab S&P 500 Fund                                                           February 28, 1996

Schwab Analytics Fund                                                         May 21, 1996

Schwab MarketManager International Portfolio (formerly known as Schwab        September 2, 1996
OneSource Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly known as Schwab OneSource     October 13, 1996
Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio (formerly known as Schwab             October 13, 1996
OneSource Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio (formerly known as Schwab            August 3, 1997
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab Asset      April 16, 1998
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                                             October 28, 1998

Institutional Select Large Cap-Value Index Fund                               October 28, 1998

Institutional Select Small-Cap Value Index Fund                               October 28, 1998

Schwab Total Stock Market Index Fund                                          April 15, 1999

                             SCHWAB CAPITAL TRUST

                             By:     _____________________________________
                             Name:   William J. Klipp
                             Title:  Trustee, Executive Vice
                                     President and Chief Operating Officer

                             CHARLES SCHWAB INVESTMENT
                             MANAGEMENT, INC.

                             By:     _____________________________________
                             Name:   Stephen B. Ward
                             Title:  Senior Vice President and Chief Investment
                                     Officer

                                                                 EXHIBIT (d)(ii)

                               FORM OF SCHEDULE B
                         TO THE INVESTMENT ADVISORY AND
                            ADMINISTRATION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

                              ADVISORY FEE SCHEDULE
 THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                  BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                                                       Fee
----                                                       ---
Schwab International Index Fund                            Seventy one-hundredths of one percent (0.70%) of the
                                                           Fund's average daily net assets not in excess of
                                                           $300,000,000 and sixty one-hundredths of one percent
                                                           (0.60%) of such assets over $300,000,000

Schwab Small-Cap Index Fund                                Fifty one-hundredths of one    percent (0.50%) of the
                                                           Fund's average daily net assets not in excess of
                                                           $300,000,000 and forty-five one-hundredths of one
                                                           percent (0.45%) of such assets over $300,000,000

Schwab MarketTrack Growth Portfolio (formerly known as     Seventy-four one-hundredths of one percent (0.74%) of
Schwab Asset Director-High Growth Fund)                    the Fund's average daily net assets not in excess of $1
                                                           billion; sixty-nine one-hundredths of one percent
                                                           (0.69%)of such net assets over $1 billion, but not more
                                                           than $2 billion; and sixty-four one-hundredths of one
                                                           percent (0.64%) of such net assets over $2 billion

Schwab MarketTrack Balanced Portfolio (formerly known as   Seventy-four one-hundredths of one percent (0.74%) of
Schwab Asset Director-Balanced Growth Fund)                the Fund's average daily net assets not in excess of $1
                                                           billion; sixty-nine one-hundredths of one percent
                                                           (0.69%)of such net assets over $1 billion, but not more
                                                           than $2 billion; and sixty-four one-hundredths of one
                                                           percent (0.64%) of such net assets over $2 billion

Schwab MarketTrack Conservative Portfolio (formerly        Seventy-four one-hundredths of one percent (0.74%) of
known as Schwab Asset Director-Conservative Growth Fund)   the Fund's average daily net assets not in excess of $1
                                                           billion; sixty-nine one-hundredths of one percent
                                                           (0.69%) of such net assets over $1 billion, but not
                                                           more than $2 billion; and sixty-four one-hundredths of
                                                           one percent (0.64%) of such net assets over $2 billion

Fund                                                       Fee
----                                                       ---
Schwab S&P 500 Fund                                        Thirty-six one-hundredths of one percent (0.36%) of the
                                                           Fund's average daily net assets not in excess of $1
                                                           billion; thirty-three one hundredths of one percent
                                                           (0.33%) of such net assets over $1 billion, but not
                                                           more than $2 billion; and thirty-one one hundredths of
                                                           one percent (0.31%) of such net assets over $2 billion.

Schwab Analytics Fund                                      Seventy-four one hundredths of one percent (0.74%) of
                                                           the Fund's average daily net assets not in excess of $1
                                                           billion; sixty-nine one hundredths of one percent
                                                           (0.69%) of such net assets over $1 billion, but not
                                                           more than $2 billion; and sixty-four one hundredths of
                                                           one percent (0.64%) of such net assets over $2 billion.

Schwab MarketManager International Portfolio (formerly     Seventy-four one hundredths of one percent (0.74%) of
known as Schwab OneSource Portfolios-International)        the Fund's average daily net assets not in excess of $1
                                                           billion; sixty-nine one hundredths of one percent
                                                           (0.69%) of such net assets over $1 billion, but not
                                                           more than $2 billion; and sixty-four one hundredths of
                                                           one percent (0.64%) of such net assets over $2 billion.

Schwab MarketManager Growth Portfolio (formerly known as   Seventy-four one hundredths of one percent (0.74%) of
Schwab OneSource Portfolios-Growth Allocation)             the Fund's average daily net assets not in excess of $1
                                                           billion; sixty-nine one hundredths of one percent
                                                           (0.69%) of such net assets over $1 billion, but not
                                                           more than $2 billion; and sixty-four one hundredths of
                                                           one percent (0.64%) of such net assets over $2 billion.

Schwab MarketManager Balanced Portfolio (formerly known    Seventy-four one hundredths of one percent (0.74%) of
as Schwab OneSource Portfolios-Balanced Allocation)        the Fund's average daily net assets not in excess of $1
                                                           billion; sixty-nine one hundredths of one percent
                                                           (0.69%) of such net assets over $1 billion, but not
                                                           more than $2 billion; and sixty-four one hundredths of
                                                           one percent (0.64%) of such net assets over $2 billion.

Schwab MarketManager Small Cap Portfolio (formerly known   Seventy-four one hundredths of one percent (0.74%) of
as Schwab OneSource Portfolios-Small Company)              the Fund's average daily net assets not in excess of $1
                                                           billion; sixty-nine one hundredths of one percent
                                                           (0.69%) of such net assets over $1 billion, but not
                                                           more than $2 billion; and sixty-four one hundredths of
                                                           one percent (0.64%) of such net assets over $2 billion.

Fund                                                       Fee
----                                                       ---
Schwab Market Track All Equity Portfolio (formerly known   Seventy-four one hundredths of one percent (0.74%) of
as Schwab Asset Director-Aggressive Growth Fund)           the Fund's average daily net assets not in excess of $1
                                                           billion; sixty-nine one hundredths of one percent
                                                           (0.69%) of such net assets over $1 billion, but not
                                                           more than $2 billion; and sixty-four one hundredths of
                                                           one percent (0.64%) of such net assets over $2 billion.

Institutional Select S&P 500 Fund                          Twenty one hundredths of one percent (0.20%) of the
                                                           Fund's average daily net assets not in excess of $1
                                                           billion; and eighteen one hundredths of one percent
                                                           (0.18%) of such net assets over $1 billion.

Institutional Select Large-Cap Value Index Fund            Twenty one hundredths of one percent (0.20%) of the
                                                           Fund's average daily net assets not in excess of $1
                                                           billion; and eighteen one hundredths of one percent
                                                           (0.18%) of such net assets over $1 billion.

Institutional Select Small-Cap Value Index Fund            Twenty-five one hundredths of one percent (0.25%) of
                                                           the Fund's average daily net assets not in excess of $1
                                                           billion; and twenty-three one hundredths of one percent
                                                           (0.23%) of such net assets over $1 billion.

Schwab Total Stock Market Index Fund                       [                              ] of one percent (0.__%)
                                                           of the Fund's average daily net assets not in excess of
                                                           $[       ]; and [                  ] of one percent
                                                           (0.___%) of such net assets over $[                  ].


                                         SCHWAB CAPITAL TRUST


                                         By:      _______________________
                                         Name:    William J. Klipp
                                         Title:   Trustee, Executive Vice
                                                  President and
                                                  Chief Operating Officer


                                              CHARLES SCHWAB INVESTMENT
                                                  MANAGEMENT, INC.


                                         By:      _______________________
                                         Name:    Stephen B. Ward
                                         Title:   Senior Vice President and
                                                  Chief Investment Officer